CASH AND DUE FROM BANKS (Details) In Millions, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2014 EUR (€)	Dec. 31, 2013 USD ($)	Dec. 31, 2013 EUR (€)	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 EUR (€)
Cash And Due From Banks Details [Abstract]
Current accounts with banks		€ 505		€ 374
Cash and similar items		1,246		1,205
Current account with central bank		966		355
Other		10		34
Total	$ 3,044	€ 2,727	$ 2,197	€ 1,968	€ 2,157	€ 1,719